                       FIRST AMENDMENT TO CREDIT AGREEMENT

Dated as of April 9, 1998

      Lithia Motors, Inc. ("Borrower"), its Affiliates and Subsidiaries who are from time to time parties thereto, including without limitation those signing this Agreement (together with Borrower, the "Loan Parties"); the financial institutions who are from time to time parties thereto ("Lenders"), including without limitation those signing this Amendment ("Amendment"), and U.S. Bank National Association, as agent for the Lenders, have entered into a Credit Agreement dated as of December 22, 1997 ("Credit Agreement").

      The parties have agreed to amend the Credit Agreement as set forth herein. In consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1. Increase in Swingline Commitment. The parties have agreed to increase the Swingline Commitment from $10,000,000 to $30,000,000 without any corresponding increase in the Total New Vehicle Commitment. Accordingly, to the extent that the sum of the Swingline Loan Outstandings plus the Total New Vehicle Loan Outstandings exceeds the Total New Vehicle Commitment, such amount shall be maintained by Swingline Lender solely for its own account.

      2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

            2.1 Definitions. The definitions of Swingline Commitment and Total Commitment are deleted and replaced with the following:

                  Swingline Commitment.  The commitment of the Swingline Lender, as in effect from time to time, to advance Swingline Loans, which as of the Closing Date shall be $5,000,000 and as of April 9, 1998 shall be $30,000,000 and which may be any lesser amount, including zero, resulting from a termination or reduction of such amount in accordance with Sections 2.1 and 8.2 of this Agreement.

                  Total  Commitment.  At any  time,  the  sum of the  Total  New
            Vehicle Commitment (which includes $10,000,000 of the Swingline Commitment) $20,000,000 of the Swingline Commitment, Total Program and Used Vehicle Commitment, Total Demonstrator Vehicle Commitment, and Total Acquisition Loan Commitment.

            2.2 New Vehicle Loans. Section 2.1(a)(i)(A) is deleted and replaced with the following:

                  (A) After giving effect to all  requested  New Vehicle  Loans, the Total New Vehicle Loan Outstandings (which equals the sum of (x) the outstanding principal amount of New Vehicle Loans specifically advanced to finance the purchase of New Vehicles for inventory, plus
            (y) the outstanding principal amount of Other Purpose Loans) plus the Swingline Loan Outstandings, shall not at any time exceed the sum of the Total New Vehicle Commitment plus $20,000,000 (representing a portion of the Swingline Commitment).

            2.3 Swingline Loans. Section 2.2(b)(i)(B) is deleted and replaced with the following:

                  (B) The sum of the Total Swingline Loan  Outstandings plus the
            Total New Vehicle Loan Outstandings (after giving effect to all requested New Vehicle Loans and Swingline Loans) shall not exceed the sum of the Total New Vehicle Commitment plus $20,000,000 (representing a portion of the Swingline Commitment).

            2.4 Funding of Loans. The following is hereby added to the Credit Agreement as Section 2.4(b)(iv):

                  Notwithstanding  anything to the  contrary in this  Agreement, including but not limited to the fact that the sum of the Total Swingline Loan Outstandings plus the Total New Vehicle Loan Outstandings may exceed the Total New Vehicle Commitment, no Lender shall have any obligation whatsoever, whether directly or indirectly, to fund New Vehicle Loans in excess of such Lender's New Vehicle Commitment or to fund any other Loans in excess of the applicable Commitment of such Lender.

            2.5 Prepayments. The first sentence of Section 2.7(b) is deleted and replaced with the following:

                  If at any time and for any  reason  (i) the  aggregate  of the
            Total New Vehicle Loan Outstandings plus the Swingline Loan Outstandings shall exceed the sum of the Total New Vehicle Commitment plus $20,000,000, or (ii) the aggregate of the Total New Vehicle Loan Outstandings plus up to $10,000,000 of the Swingline Loan Outstandings shall exceed the Total New Vehicle Commitment, the Borrower shall immediately pay the amount of such excess to the Agent for application in accordance with the terms of Section 2.8(d) of this Agreement.

            2.6 Amendments; Waivers, Etc. The proviso to Section 11.7 is deleted and replaced with the following:

                  provided,  further, that the Swingline Lender may increase the
            Fee associated with the Swingline Commitment without the consent of any other Lender, and U.S. Bank may increase the Fee associated with the Total Demonstrator Vehicle Commitment without the consent of any other Lender.

      3. No Other Changes. Except as amended previously or herein, all terms and conditions of the Credit Agreement and each Loan Document shall remain in full force and effect. Each Loan Party acknowledges and agrees that (a) each Loan Document is and shall remain valid and enforceable in accordance with its terms and (b) each Loan Party has no defenses, setoffs, counterclaims or claims for recoupment against the indebtedness and obligations imposed by the Loan Documents.

      4. Defined Terms. All capitalized terms used herein without definition shall have the meanings given to such terms in the Credit Agreement.

      5. Conditions Precedent. The effectiveness of this Agreement is subject to satisfaction of the following conditions:

            5.1 Each party whose name appears on the signature pages hereto shall execute and deliver this Amendment to Agent.

            5.2 Borrower shall execute and deliver to Swingline Lender a new Swingline Note in the amount of $30,000,000.

            5.3 Borrower shall pay a $75,000 fee to Agent. $25,000 shall be retained by Agent. $50,000 shall be distributed by the Agent to the Lenders. Each Lender shall receive the amount set forth by such Lender's signature.

            5.4 Each Loan Party shall execute such documents, provide such information and satisfy such other requirements as Lender reasonably requires.

      6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one document.

      7.    Disclosure.

      Under Oregon law, most agreements, promises and commitments made by lenders after October 3, 1989, concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the borrower's residence must be in writing, express consideration and be signed by the lender to be enforceable.

BORROWER:

LITHIA MOTORS, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

AGENT:

U.S. BANK NATIONAL ASSOCIATION, as Agent

By:  /s/ Caron Carlyon
     ----------------------------------
     Caron Carlyon
     Vice President

AFFILIATES AND SUBSIDIARIES:

LITHIA HOLDING COMPANY, L.L.C.

By: /s/ Brian R. Neill
---------------------------------------
As Agent for Manager

LITHIA TLM, L.L.C.

By: Lithia Motors, Inc., as Manager

By: /s/ Brian R. Neill
----------------------------------
Senior Vice President/CFO

LITHIA'S GRANTS PASS AUTO CENTER, L.L.C.

By: Lithia Motors, Inc., as Manager

By: /s/ Brian R. Neill
----------------------------------
Senior Vice President/CFO

LITHIA DODGE, L.L.C.

By: Lithia Motors, Inc., as Manager

By: /s/ Brian R. Neill
----------------------------------
Senior Vice President/CFO

LITHIA CHRYSLER PLYMOUTH JEEP EAGLE, INC.

By: Lithia Motors, Inc., as Manager

By: /s/ Brian R. Neill
----------------------------------
Senior Vice President/CFO

LITHIA MTLM, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LGPAC, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA DM, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

SATURN OF SOUTHWEST OREGON, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA HPI, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA DE, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA DC, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA FN, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA TKV, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA FVHC, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA VWC, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA NB, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA BB, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA MB, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA JEB, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA RENTALS, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA AUTO SERVICES INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA SALMIR, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA BNM, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA MMF, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA FMF, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA JEF, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA NF, INC.

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LITHIA FINANCIAL CORPORATION

By: /s/ Brian R. Neill
---------------------------------------
Senior Vice President/CFO

LENDERS

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Caron Carlyon
     ----------------------------------
     Caron Carlyon
     Vice President
     Fee: $42,857.17

COMERICA BANK

By:  /s/ Joseph M. Davignon
     ----------------------------------
     Joseph M. Davignon
     Vice President
     Fee: $5,357.14

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

By:  /s/ Bradley S. Polivka
     ----------------------------------
     Bradley S. Polivka
     Credit Services Account Manager
     Fee: $3,571.43

THE BANK OF TOKYO-MITSUBISHI, LTD.

By:  /s/ M. W. Kringlen
     ----------------------------------
     M. W. Kringlen
     Vice President
     Fee: $3,571.43

BANK OF SCOTLAND

By:  /s/ Annie Chin Tat
     ----------------------------------
     Annie Chin Tat
     Vice President
     Fee: $5,357.14

BNY FINANCIAL CORPORATION

By:  /s/ David F. Trinkle
     ----------------------------------
     David F. Trinkle
     Executive Vice President
     Fee: $7,142.86

FIRST SECURITY BANK

By:  /s/ Scott Gibson
     ----------------------------------
     Scott Gibson
     Vice President/Northwest Wholesale Manager
     Fee $3,571.43

FIRST HAWAIIAN BANK

By:  /s/ Carey R. Thielman
     ----------------------------------
     Carey R. Thielman
     Vice President
     Fee: $3,571.43